EXHIBIT 32.2


                    PRINCIPAL FINANCIAL OFFICER CERTIFICATION


In connection with the Annual Report on Form 10-K of Data Systems & Software Inc. (the "Company") for the period ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Yacov Kaufman, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

       1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 14, 2005


                                          /s/ Yacov Kaufman
                                          --------------------------------------
                                          Yacov Kaufman, Chief Financial Officer
                                          (Principal Financial Officer)